UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01525

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

(Exact name of Registrant as specified in charter)

3100 Sanders Road, Suite J5B

Northbrook, IL 60062

(Address of principal executive offices)

Director of Illinois

Department of Insurance

320 West Washington Street

Springfield, IL 62767

(Name and address of agent for service)

Registrant’s telephone number, including area code: (847) 402-5000

Date of fiscal year end: December 31

Date of reporting period: January 31, 2004 - December 31, 2004

Item 1.	Reports to Stockholders.

Annual Report

December 31, 2004

Board of Managers

Separate Account B:

David G. Fussell, Chairman

H. Grant Law, Jr.

Henry E. Blaine

PRINCIPAL OFFICERS OF

ALLSTATE ASSURANCE COMPANY

Casey J. Sylla, Chairman of the Board and President

Anson J. Glacy, Jr., Vice President

Michael J. Velotta, Secretary and General Counsel

John C. Lounds, Senior Vice President

Steven E. Shebik, Senior Vice President and Chief Financial Officer

James P. Zils, Treasurer

Samuel H. Pilch, Group Vice President and Controller

Karen C. Gardner, Vice President-Tax

Eric A. Simonson, Senior Vice President and Chief Investment Officer

Bruce A. Teichner, Assistant General Counsel and Secretary

Thomas W. Evans, Senior Vice President

ALLSTATE ASSURANCE COMPANY

SEPARATE ACCOUNT B

A separate account of

Allstate Assurance Company

This report and the financial statements attached are submitted solely for the general information of contractowners of Allstate Assurance Company Separate Account B and are not authorized for other use.

MESSAGE TO PARTICIPANTS IN

ALLSTATE ASSURANCE COMPANY

VARIABLE ANNUITY CONTRACTS

This annual report of Separate Account B contains the financial statements and portfolio information of Separate Account B for the year ended December 31, 2004. Comparative figures that relate to Separate Account B’s activities during the year of 2004 are provided below.

The accumulation value for Separate Account B increased 8.7% for the year 2004 from $13.88 at year-end 2003 to $15.09 on December 31, 2004. During this same period the S&P 500 index increased by a yield adjusted 10.88%. Reflecting transfers to the fixed-dollar account, as well as withdrawals and retirements, the number of accumulation units outstanding on December 31, 2004 was 179,114 down from 205,266 at year-end 2003. As a result of withdrawals and changes in the accumulation unit value, total contractowners’ equity on December 31, 2004 was $3,362,150 compared to $3,569,949 on December 31, 2003.

Most of the major U.S. and global equity indexes finished in positive territory for the year, including the S&P 500 index, up 10.88%, the NASDAQ, up 8.59% and the Russell 2000 index, which was up 17.0%. The equity markets hit their lows in mid-August, as a result of negative news in the oil markets and lower than expected job growth. The markets managed to rally in the fourth quarter following the presidential election, despite a challenging economic environment and rising interest rates. The S&P 500 index rallied from the August lows following a drop in crude oil prices. Additionally, the equity markets were bolstered by the closing of the merger of AT&T Wireless with Cingular and the special multi-billion dollar Microsoft dividend, which provided investors significant capital for reinvestment. We continue to believe your portfolio is positioned properly with leading companies in their respective sectors and will continue to perform well in this market.

Thank you for your continued support.

/s/ David G. Fussell
David G. Fussell
Chairman, Board of Managers
Allstate Assurance Company Separate Account B

Additional Information.

REMUNERATION OF MEMBERS OF THE BOARD OF MANAGERS

UnumProvident Corporation paid all expenses relative to the operation of the Separate Account including Board of Managers’ fees. Accordingly, no member of the Board of Managers receives any remuneration from the Separate Account. Each Board member, other than David G. Fussell, receives an annual retainer of $4,000 for serving on the Board. Mr. Fussell received no remuneration from the Company based on his membership on the Board.

PROXY VOTING POLICIES

A description of the Separate Account’s proxy voting policy and procedures is available without charge, upon written request, from the Secretary of the Board of Managers. Please send a written request to the Secretary of the Board of Managers, c/o UnumProvident Corporation at 1 Fountain Square, Chattanooga, Tennessee 37402. You may also view a description of the Separate Account’s proxy voting policy and procedures on the SEC’s (Securities and Exchange Commission) website, [www.sec.gov].

Information regarding how the Separate Account voted proxies relating to portfolio securities during the most recent 12-month period ended is available via the methods noted above.

QUARTERLY FILING REQUIREMENTS

In November 2004, the Separate Account began filing its complete schedule of investments with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which when filed, is available without charge, upon written request, from the Secretary of the Board of Managers. Please send a written request to the Secretary of the Board of Managers, c/o UnumProvident Corporation at 1 Fountain Square, Chattanooga, Tennessee 37402. You may also view its complete schedule of investments on Form N-Q on the SEC’s (Securities and Exchange Commission) website, [www.sec.gov].

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (SAI) includes additional information about members of the board of managers of the Registrant, and is available, without charge, upon request, toll-free at (800) 718-8824 for Contractowners to call to request the SAI.

INFORMATION CONCERNING MEMBERS OF THE BOARD OF MANAGERS

(1) Name, Address, and Age	(2) Position(s) Held with the Separate Account	(3) Term of Office and Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Separate Account Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee For Director
Henry E. Blaine (75) 2418 90th Street, NW Bradenton, FL 34209	Member, Board of Managers	2005-2006 27 years of service	B&B Enterprises, Partner	1	None

H. Grant Law, Jr. (58) P. O. Box 1367 Chattanooga, TN 37401-1367	Member, Board of Managers	2005-2006 13 years of service	President, Newton Chevrolet, Inc.; President, Newton Oldsmobile – GMC Trucks Mitsubishi, Inc.	1	None

The member of the Board of Managers listed below is an “interested person” of the Separate Account within the meaning of section 2(a)(19) of the Investment Company Act of 1940.

Name, Address, and Age	Position(s) Held with Separate Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Separate Account Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee For Director
David G. Fussell* (57) 1 Fountain Square Chattanooga, TN 37402	Chairman Board of Managers	2005-2006 10 years of service	Senior Vice President, UnumProvident Corporation, Chattanooga, Tennessee	1	None

*	Officer of PRIMCO (the investment sub-advisor of the Separate Account) and other subsidiaries within the UnumProvident Corporation holding company system.

None of the members of the Board of Managers who are not “interested persons” of the Separate Account within the meaning of section 2(a)(19) of the Investment Company Act of 1940 owns beneficially or of record securities of the Company or any of its affiliates.

AUDITED FINANCIAL STATEMENTS

Allstate Assurance Company Separate Account B

Years Ended December 31, 2004 and 2003

Allstate Assurance Company Separate Account B

Audited Financial Statements

December 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Managers and Contract Owners

Allstate Assurance Company

Separate Account B

We have audited the accompanying statements of assets and liabilities of Allstate Assurance Company Separate Account B (the Fund), as of December 31, 2004 and 2003, including the schedule of investments as of December 31, 2004, and the related statements of operations and changes in contract owners’ equity for each of the three years in the period ended December 31, 2004, and the supplementary information for each of the ten years in the period then ended. These financial statements and supplementary information are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and supplementary information based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary information are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and supplementary information, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 and 2003, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary information referred to above present fairly, in all material respects, the financial position of Allstate Assurance Company Separate Account B at December 31, 2004 and 2003, the results of its operations and the changes in contract owners’ equity for each of the three years in the period ended December 31, 2004, and the supplementary information for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chattanooga, Tennessee

February 9, 2005

STATEMENTS OF ASSETS AND LIABILITIES

Allstate Assurance Company Separate Account B

	December 31
	2004	2003
ASSETS
Common stocks—at market value (Cost: 2004 — $2,169,964; 2003 — $2,742,119)	$3,365,505	$3,580,256
Cash	17,314	9,129
Accrued dividends and interest	2,581	3,302

TOTAL ASSETS	$3,385,400	$3,592,687

LIABILITIES AND CONTRACT OWNERS’ EQUITY
Amounts payable for terminations and variable annuity benefits	$19,858	$18,964
Management fee and other amounts due Allstate Assurance Company	3,392	3,774

TOTAL LIABILITIES	23,250	22,738

Contract owners’ equity:
Deferred annuity contracts terminable by owners—(accumulation units outstanding: 2004 – 179,113.695; 2003 — 205,266.468; unit value: 2004 — $15.094382; 2003 — $13.879698)	2,703,611	2,849,037
Annuity contracts in pay-out period	658,539	720,912

TOTAL CONTRACT OWNERS’ EQUITY	$3,362,150	$3,569,949

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

Allstate Assurance Company Separate Account B

	Year Ended December 31
	2004	2003	2002
INVESTMENT INCOME (LOSS)
Income:
Dividends	$53,494	$29,924	$30,475
Interest	—	—	1,712

	53,494	29,924	32,187

Expenses — Note C:
Investment advisory services	16,954	15,670	18,672
Mortality and expense assurances	23,736	21,939	26,142

	40,690	37,609	44,814

NET INVESTMENT INCOME (LOSS)	12,804	(7,685)	(12,627)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS—NOTE A
Net realized gain (loss) from investment transactions (excluding short-term securities):
Proceeds from sales	660,621	329,928	565,130
Cost of investments sold	752,752	402,536	854,163

Net realized loss	(92,131)	(72,608)	(289,033)

Net unrealized appreciation (depreciation) of investments:
At end of year	1,195,541	838,137	(228,157)
At beginning of year	838,137	(228,157)	1,036,762

Increase (decrease) in net unrealized appreciation of investments	357,404	1,066,294	(1,264,919)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	265,273	993,686	(1,553,952)

INCREASE (DECREASE) IN CONTRACT OWNERS’ EQUITY FROM INVESTMENT ACTIVITIES	$278,077	$986,001	$(1,566,579)

Ratio of expenses to total investment income	76.06%	125.68%	139.23%

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN VARIABLE ANNUITY CONTRACT OWNERS’ EQUITY

Allstate Assurance Company Separate Account B

	Year Ended December 31
	2004	2003	2002
BALANCE AT BEGINNING OF YEAR	$3,569,949	$2,832,679	$4,976,436

FROM INVESTMENT ACTIVITIES:
Net investment income (loss)	12,804	(7,685)	(12,627)
Net realized loss on investments	(92,131)	(72,608)	(289,033)
Increase (decrease) in net unrealized appreciation of investments	357,404	1,066,294	(1,264,919)

Increase (decrease) in contract owners’ equity from investment activities	278,077	986,001	(1,566,579)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS:
Net contract purchase payments (Units purchased):
2004 — 0;
2003 — 0;
2002— 34.986;	—	—	468
Terminations and death benefits (Units terminated):
2004 — 26,149.761;	(368,887)	(77,393)	(336,045)
2003 — 4,021.295;
2002 — 27,359.250;
Variable annuity benefits paid (Number of units):
2004 — 8,311.967;	(116,989)	(171,338)	(241,601)

2003 — 5,327.145
2002 — 19,980.281
Decrease in contract owners’ equity from variable annuity contract transactions	(485,876)	(248,731)	(577,178)

NET INCREASE (DECREASE) IN CONTRACT OWNERS’ EQUITY	(207,799)	737,270	(2,143,757)

BALANCE AT END OF YEAR	$3,362,150	$3,569,949	$2,832,679

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

Allstate Assurance Company Separate Account B

December 31, 2004

	Number of Shares	Market Value
COMMON STOCKS

CAPITAL GOODS (19.9%)
Allied Waste Industries, Inc. *	6,000	$55,680
Corning, Inc. *	3,000	35,310
Emerson Electric Company	800	56,080
General Electric Company	3,400	124,100
International Paper Company	1,600	67,200
Textron, Inc.	1,500	110,700
Tyco International, Ltd.	4,100	146,534
Waste Management, Inc.	2,500	74,850

		670,454

CONSUMER GOODS (18.0%)
Lear Corporation	1,700	103,717
Lowe’s Companies, Inc.	2,300	132,457
Masco Corporation	3,000	109,590
Newell Rubbermaid, Inc.	2,500	60,475
Office Depot, Inc. *	4,600	79,856
PepsiCo, Inc.	1,300	67,860
Staples, Inc. *	1,500	50,565

		604,520

CONSUMER SERVICES (9.3%)
Comcast Corporation, Class A *	3,600	118,224
Time Warner, Inc. *	4,000	77,760
Viacom, Inc. Class B	900	32,751
Wal-Mart Stores, Inc.	1,600	84,512

		313,247

ENERGY (7.5%)
Grant Prideco, Inc. *	3,000	60,150
Schlumberger, Ltd.	1,000	66,950
Weatherford International, Inc. *	2,400	123,120

		250,220

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS - Continued

Allstate Assurance Company Separate Account B

December 31, 2004

	Number of Shares	Market Value
COMMON STOCKS - Continued

FINANCIAL (18.5%)
Affiliated Managers Group, Inc. *	2,000	$135,480
American Express Company	2,700	152,199
American International Group, Inc.	500	32,835
Bank of America Corporation	2,000	93,980
Citigroup, Inc.	1,500	72,270
J.P. Morgan Chase and Co.	2,050	79,971
Morgan Stanley	1,000	55,520

		622,255

HEALTH CARE (3.3%)
Eli Lilly and Company	500	28,375
Johnson & Johnson	764	48,453
Medtronic, Inc.	700	34,769

		111,597

TECHNOLOGY - HARDWARE (5.7%)
Cisco Systems, Inc. *	5,500	106,150
Freescale Semiconductor, Inc. Class B *	276	5,067
Intel Corporation	3,400	79,526

		190,743

TECHNOLOGY - SOFTWARE & SERVICES (12.3%)
First Data Corporation	2,000	85,080
Microsoft Corporation	4,200	112,182
Oracle Corporation *	4,800	65,856
Yahoo!, Inc. *	4,000	150,720

		413,838

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS - Continued

Allstate Assurance Company Separate Account B

December 31, 2004

	Number of Shares	Market Value
COMMON STOCKS - Continued

TELECOMMUNICATIONS (5.6%)
Motorola, Inc.	2,500	$43,000
Sanmina-SCI Corporation *	7,496	63,491
Vodafone Airtouch, PLC - ADR	3,000	82,140

		188,631

TOTAL COMMON STOCK (100.1%)		3,365,505

TOTAL INVESTMENTS (100.1%)		3,365,505

CASH AND RECEIVABLES LESS LIABILITIES (-0.1%)		(3,355)

TOTAL CONTRACT OWNERS’ EQUITY (100.0%)		$3,362,150

*	Non-income producing security

ADR – American Depository Receipt

See accompanying notes to financial statements.

SUPPLEMENTARY INFORMATION

Allstate Assurance Company Separate Account B

Selected data for an accumulation unit outstanding (including both deferred annuity contracts terminable by owners and annuity contracts in pay-out period) throughout each period excluding sales loads:

	Year Ended December 31
	2004	2003	2002	2001	2000	1999
Investment income	$0.23	$0.11	$0.11	$0.11	$0.12	$0.12
Expenses	0.18	0.14	0.15	0.19	0.22	0.20

Net investment income (loss)	0.05	(0.03)	(0.04)	(0.08)	(0.10)	(0.08)
Net realized and unrealized gain (loss) on investments	1.16	3.72	(5.07)	(1.28)	(2.42)	4.07

Net increase (decrease) in contract owners’ equity	1.21	3.69	(5.11)	(1.36)	(2.52)	3.99
Net contract owners’ equity:
Beginning of year	13.88	10.19	15.30	16.66	19.18	15.19

End of year	$15.09	$13.88	$10.19	$15.30	$16.66	$19.18

Ratio of expenses to average contract owners’ equity	1.20%	1.21%	1.19%	1.21%	1.20%	1.22%
Ratio of net investment loss to average contract owners’ equity	(0.38%)	(0.25%)	(0.34%)	(0.51%)	(0.55%)	(0.51%)
Portfolio turnover	5%	0%	1%	12%	1%	14%
Number of deferred annuity contracts terminable by owners accumulation units outstanding at end of year	179,114	205,266	211,880	238,382	361,853	609,502

See accompanying notes to financial statements.

SUPPLEMENTARY INFORMATION - Continued

Allstate Assurance Company Separate Account B

Selected data for an accumulation unit outstanding (including both deferred annuity contracts terminable by owners and annuity contracts in pay-out period) throughout each period excluding sales loads:

	Year Ended December 31
	1998	1997	1996	1995	1994
Investment income	$0.10	$0.10	$0.11	$0.13	$0.15
Expenses	0.14	0.12	0.09	0.07	0.07

Net investment income (loss)	(0.04)	(0.02)	0.02	0.06	0.08
Net realized and unrealized gain (loss) on investments	3.85	2.96	1.51	1.44	(0.32)

Net increase (decrease) in contract owners’ equity	3.81	2.94	1.53	1.50	(0.24)
Net contract owners’ equity:
Beginning of year	11.38	8.44	6.91	5.41	5.65

End of year	$15.19	$11.38	$8.44	$6.91	$5.41

Ratio of expenses to average contract owners’ equity	1.07%	1.16%	1.20%	1.21%	1.21%
Ratio of net investment income (loss) to average contract owners’ equity	(0.30)%	(0.16)%	0.30%	0.89%	1.72%
Portfolio turnover	11%	25%	28%	101%	70%
Number of deferred annuity contracts terminable by owners accumulation units outstanding at end of year	1,043,607	1,310,831	1,538,926	1,767,394	2,097,793

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Allstate Assurance Company Separate Account B

December 31, 2004

NOTE A—INVESTMENTS AND ACCOUNTING POLICIES

Separate Account B is a segregated investment account of Allstate Assurance Company (formerly Provident National Assurance Company) and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. Certain administrative services of Separate Account B are provided by The Variable Annuity Life Insurance Company (“VALIC”) under a contract dated May 15, 1998. These services include processing of unit transactions and daily unit value calculations subsequent to December 1, 1998 as well as accounting and other services. On February 1, 2001 UnumProvident Corporation sold the Provident National Assurance Company corporate shell, including the Separate Account B assets and liabilities, to Allstate Life Insurance Company. This transaction had no impact on the contract owners of Separate Account B.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in those statements and accompanying notes. Actual results may differ from such estimates.

Common stocks are valued at published market quotations which represent the closing sales price for securities traded on a national stock exchange or the mean between the quoted bid and asked prices for those traded over-the-counter.

Realized and unrealized gains and losses are credited to, or charged to, contract owners’ equity. The identified cost basis has been used in determining realized gains and losses on sales of investments. There were gross unrealized gains of $1,394,033 and gross unrealized losses of $198,492 at December 31, 2004. Security transactions are recorded on the day after the securities are purchased or sold. Dividends are taken into income on an accrual basis as of the ex-dividend date.

A summary of the cost of investments purchased and proceeds from investments sold for the three years ended December 31, 2004 is shown below.

	Year Ended December 31
	2004	2003	2002
Cost of investments purchased	$180,597	$—	$40,931

Proceeds from investments sold	$660,622	$329,928	$565,130

The aggregate cost of investments for federal income tax purposes is the same as that presented in the Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS - Continued

Allstate Assurance Company Separate Account B

December 31, 2004

NOTE B—FEDERAL INCOME TAXES

Operations of Separate Account B will form a part of the income tax return of Allstate Assurance Company, which is taxed as a “life insurance company” under the Internal Revenue Code.

Under current law, no federal income taxes are payable with respect to Separate Account B.

NOTE C—EXPENSES

Deductions are made by Allstate Assurance Company at the end of each valuation period for investment advisory services and for mortality and expense assurances, which on an annual basis are approximately .50% and .70%, respectively, of the net assets of Separate Account B.

ACCUMULATION UNIT VALUE TABLE

Allstate Assurance Company Separate Account B

End of Month	Accumulation Unit Value	End of Month	Accumulation Unit Value
December 1968	1.036279	March 1998	12.975484
December 1969	1.080379	June	13.465013
December 1970	1.030039	September	11.758633
December 1971	1.178612	December	15.192155
December 1972	1.403795	March 1999	15.889579
December 1973	1.126624	June	17.218781
December 1974	0.863269	September	15.844714
December 1975	1.022844	December	19.180992
December 1976	1.156853	March 2000	19.749348
December 1977	1.064425	June	19.048870
December 1978	1.094150	September	17.707495
December 1979	1.219189	December	16.659801
December 1980	1.555258	March 2001	14.835643
December 1981	1.473246	June	16.233254
December 1982	1.812441	September	13.226137
December 1983	2.132092	December	15.297123
December 1984	2.029912	March 2002	14.625826
December 1985	2.480050	June	12.053638
December 1986	2.743444	September	9.364676
December 1987	2.734169	December	10.188983
December 1988	3.087892	March 2003	9.728625
December 1989	3.812606	June	11.721042
December 1990	3.736441	September	12.329500
December 1991	5.036212	December	13.879698
December 1992	5.028547	January 2004	14.342099
December 1993	5.646864	February	14.346252
December 1994	5.410722	March	14.120048
March 1995	5.656995	April	13.722748
June	6.194660	May	13.977814
September	6.505252	June	14.422906
December	6.908158	July	13.704553
March 1996	7.309625	August	13.498754
June	7.593667	September	13.795096
September	7.851947	October	14.122112
December	8.435567	November	14.655888
March 1997	8.468896	December	15.094382
June	10.238554
September	11.146167
December	11.384926

Initial contributions to Separate Account B were received on February 1, 1968, prior to which time the unit value was set at 1.000000

The above indicates the accumulation unit value on the last valuation day of each year from December 1968 through December 1994, on the last valuation day of each quarter from March 1995 through December 2003, and on the last valuation day of each month beginning January 2004. The results shown should not be considered as a representation of the results which may be realized in the future.

Item 2.	Code of Ethics.

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the Registrant’s Code of Ethics is filed herewith as Exhibit 10(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics described in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers of the provisions of the Code of Ethics described in 2(a) above were granted.

Item 3.	Audit Committee Financial Expert.

The Separate Account has assets of under $4 million. It has an audit committee, but does not have an audit committee financial expert. The Audit Committee of the Separate Account consists of independent directors that control 2/3 of the Board. The Committee receives quarterly reports on the transactions in the Separate Account. Because of the nature of the Separate Account’s business there are no sensitive accounting statements used in preparation of the financial statements of the Separate Account.

Item 4.	Principal Accountant Fees and Services.

All fees relating to audit services performed for the Separate Account are paid by UnumProvident Corporation.

Audit Fees – Ernst & Young LLP billed UnumProvident Corporation $15,100.00 for the audit of the financial statements of the Separate Account for 2004, and $14,000.00 for the audit of the financial statements of the Separate Account for 2003.

Audit-Related Fees –The aggregate fees for audit related services rendered by Ernst & Young LLP to the Separate Account, PRIMCO, or to the investment advisor or any entity controlling, controlled by or under common control with the investment advisor in 2004 and 2003 were $0.00 and $0.00.

Tax Fees – The aggregate fees related to tax compliance, tax advice and tax planning services to the Separate Account for fiscal years ended December 31, 2004 and December 31, 2003, were $0.00 and $0.00.

All Other Fees – The aggregate fees rendered by Ernst & Young LLP to the Separate Account, PRIMCO, or to the investment advisor or any entity controlling, controlled by or under common control with the investment advisor for such services to the Separate Account in 2004 and 2003 were $0.00 and $0.00.

Item 5.	Audit Committee of Listed Registrants.

The members of the Audit Committee are Henry E. Blaine and H. Grant Law, Jr. Each member of the Audit Committee is “independent” as determined under Rule 10A-3 of the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments.

Schedule of investments is included as of the close of the reporting period as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (identify beginning and ending dates)
Month #2 (identify beginning and ending dates)
Month #3 (identify beginning and ending dates)
Month #4 (identify beginning and ending dates)
Month #5 (identify beginning and ending dates)
Month #6 (identify beginning and ending dates)
Total

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) Within the 90-day period prior to the filing of this report, the Registrant’s management, including the person serving as both the Registrant’s Chief Executive Officer and Chief Financial Officer, conducted an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures as defined in Investment Company Act Rule 30a-3(c). Based on that evaluation, the Chief Executive Officer/Chief Financial Officer concluded that the Registrant’s disclosure controls and procedures were effective as of the date of this evaluation.

(b) No change in the Registrant’s internal control over financial reporting that materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting, occurred during the Registrant’s most recent second fiscal half-year.

Item 12.	Exhibits.

The following exhibits are attached to this Form N-CSR:

(1) Code of Ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, attached hereto as Exhibit 10(a)(1).

(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 C.F.R. 270.30a-2(a)), attached hereto as Exhibit 31.

(3) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act (17 C.F.R. 270.30a-2(b)), attached hereto as Exhibit 32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allstate Assurance Company Separate Account B

By (Signature and Title):	/s/ David G. Fussell
David G. Fussell, Chairman, Board of Managers
Signing in the capacity of Chief Executive Officer and Chief Financial Officer

Date: March 1, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ David G. Fussell
David G. Fussell, Chairman, Board of Managers
Signing in the capacity of Chief Executive Officer and Chief Financial Officer

Date: March 1, 2005.